UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 17, 2024
Johnson & Johnson
 (Exact name of registrant as specified in its charter)

New Jersey	1-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices)
Registrant's telephone number, including area code (732) 524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
               CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
               CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00	JNJ	New York Stock Exchange
0.650% Notes Due May 2024	JNJ24C	New York Stock Exchange
5.50% Notes Due November 2024	JNJ24BP	New York Stock Exchange
1.150% Notes Due November 2028	JNJ28	New York Stock Exchange
1.650% Notes Due May 2035	JNJ35	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Events

In November 2021, Johnson & Johnson (the “Company”) announced its intention to separate its Consumer Health business, creating a new public company (subsequently named Kenvue Inc. (“Kenvue”)).

On May 8, 2023, Kenvue completed an initial public offering (the “IPO”) resulting in the issuance of 198,734,444 shares of its common stock, par value $0.01 per share (the “Kenvue Common Stock”), at an initial public offering of $22.00 per share for net proceeds of $4.2 billion to the Company. As of the closing of the IPO, the Company owned approximately 89.6% of the total outstanding shares of Kenvue Common Stock. On August 23, 2023, the Company completed the disposition of 1,533,830,450 shares of Kenvue Common Stock (representing 80.1% of outstanding Kenvue Common Stock as of August 23, 2023) through an exchange offer, which resulted in the Company acquiring 190,955,436 shares of Johnson & Johnson’s common stock in exchange for such shares of Kenvue Common Stock. Following the exchange offer, the Company owned approximately 9.5% of the total outstanding shares of Kenvue Common Stock.

On May 15, 2024, the Company issued $3.6 billion aggregate principal amount of commercial paper (the “Commercial Paper”) and received $3.6 billion of net cash proceeds to be used for general corporate purposes. On May 17, 2024, the Company completed an exchange (the “Debt-for-Equity Exchange”) of its remaining 182,329,550 shares of Kenvue Common Stock for the outstanding Commercial Paper. Upon completion of the Debt-for-Equity Exchange, the Commercial Paper was satisfied and discharged and the Company no longer owns any shares of Kenvue Common Stock.

Item 9.01    Financial Statements and Exhibits

(d)     Exhibits.

Exhibit No.	Description of Exhibit
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
Date:	May 17, 2024	By:	/s/ Robert J. Decker, Jr.
Robert J. Decker, Jr. Controller (Principal Accounting Officer)